Exhibit 99.1

Unum Therapeutics Announces Regulatory Update from Phase 1 Trial with ACTR087

CAMBRIDGE, Mass., July 2, 2019 (GLOBE NEWSWIRE) — Unum Therapeutics Inc. (NASDAQ: UMRX), a clinical-stage biopharmaceutical company focused on the development of cellular immunotherapies to treat cancer based on its novel T cell technology platforms, today announced that the U.S. Food and Drug Administration (FDA) has placed a clinical hold on the Phase 1 trial (ATTCK-20-2) evaluating Unum’s ACTR087 in combination with rituximab following lymphodepleting chemotherapy with fludarabine and cyclophosphamide in patients with relapsed/refractory CD20+ B cell non-Hodgkin lymphoma (r/r NHL). The clinical hold was initiated following the submission of a safety report by Unum to the FDA regarding one patient in the safety expansion cohort of the trial (Cohort 3) who recently experienced serious adverse events that included Grade 3 neurotoxicity and cytomegalovirus (CMV) infection, and Grade 4 respiratory distress.

In November 2018, Unum announced it was deprioritizing ACTR087 as its lead product candidate in combination with rituximab to treat patients with r/r NHL in order to advance its new ACTR construct, ACTR707, in this setting. As a result of this decision, in May 2019, Unum announced its completion of enrollment in the Phase 1 ATTCK-20-2 trial with ACTR087. FDA has agreed that patients who previously received ACTR087 and have ongoing clinical responses may continue to receive rituximab infusions, with continued monitoring for adverse events. Unum will continue to work closely with the FDA to further review these events and continues to plan to report data from the ATTCK-20-2 trial at the end of 2019.

About Unum Therapeutics

Unum Therapeutics is a clinical-stage biopharmaceutical company providing potentially curative T cell therapies to treat a broad range of cancer patients. Unum’s novel proprietary technologies include Antibody-Coupled T cell Receptor (ACTR), a universal, engineered cell therapy intended to be used in combination with a wide range of tumor-specific antibodies to target different tumor types, and Bolt-On Chimeric Receptor (BOXR), an approach for improving T cell functionality in solid tumor cancer applications. Unum has four programs currently in Phase 1 clinical testing, including ACTR707 used in combination with rituximab in adult patients with r/r NHL; ACTR087 used in combination with the novel antibody SEA-BCMA in r/r multiple myeloma; and ACTR707 used in combination with trastuzumab in adult patients with HER2+ advanced cancer. The Company is headquartered in Cambridge, MA.

Forward-Looking Statements

This press release contains forward-looking statements including, without limitation, statements regarding our future expectations, plans and prospects, including our expectations regarding ACTR087 and the ATTCK-20-2 trial, enrollment and results for our preclinical and clinical activities, the development of our product candidates, including the lead ACTR product candidates and the BOXR platform and product candidates, and the anticipated timing of any of our clinical trials and regulatory requirements, interactions, and filings, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, as amended. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results could differ materially from the projections disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties, including risks related to the accuracy of our estimates regarding expenses, future revenues, capital requirements, and the need for additional financing, the success, cost and timing of our product development activities and clinical trials, actions of regulatory agencies, which may affect the timing and progress of clinical trials, and our ability to obtain and maintain regulatory approval for our product candidates, and the other risks and uncertainties described in the “Risk Factors” sections of our public filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Investor Contact:

Stern Investor Relations, Inc.

Stephanie Ascher, 212-362-1200

stephanie@sternir.com

Media Contact:

Arleen Goldenberg, 202-930-4762

agoldenberg@vergescientific.com